UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

Legg Mason Global Asset Management Trust

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement no.:
	(3)	Filing Party:
	(4)	Date Filed:

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Martin Currie Emerging Markets Fund

620 Eighth Avenue

New York, New York 10018

Special Meeting of Shareholders to Be Held on March 8, 2019

January 7, 2019

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the Martin Currie Emerging Markets Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust (the “Trust”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern Time, on March 8, 2019.

At the Meeting, shareholders will be asked to consider and vote on the following:

•	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

As a shareholder of the Fund, you are being asked to vote on the Proposal. The Board of Trustees of the Trust (the “Board”) has approved the Proposal and unanimously recommends that you vote in favor of the Proposal.

To ensure that your vote is counted, please:

•	Mark your vote on the enclosed Proxy Card.

Sign and mail your Proxy Card promptly to:

Broadridge Financial Solutions, Inc.

Proxy Tabulator

P.O. Box 9112

Farmingdale, NY 11735

•	You may also vote by telephone by calling 1-800-690-6903 or on the Internet at www.proxyvote.com.

If you have any questions about the Proposal, please call 1-855-723-7819 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

Jane Trust

President and Chief Executive Officer

Legg Mason Global Asset Management Trust

i

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Martin Currie Emerging Markets Fund

620 Eighth Avenue

New York, New York 10018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 8, 2019

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the shareholders of the Martin Currie Emerging Markets Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust (the “Trust”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern Time, on March 8, 2019, for the following purposes:

PROPOSAL 1:	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust (the “Board”) has set November 15, 2018 as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof, in connection with the Proposal. A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Proxy Card is enclosed.

Your vote on the Proposal is important. Please vote your shares as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Proxy Card, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Proxy Card to ensure your votes are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The proxy statement and related materials are available at www.proxyvote.com.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Board,

Robert I. Frenkel

Secretary

Legg Mason Global Asset Management Trust

January 7, 2019

ii

INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF

ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE TO THE FUND IN VALIDATING

YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

1.    Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2.    Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.    All Other Accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp., c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

iii

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Martin Currie Emerging Markets Fund

620 Eighth Avenue

New York, New York 10018

PROXY STATEMENT

Dated January 7, 2019

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of Legg Mason Global Asset Management Trust (the “Trust”) in connection with the solicitation of proxies by the Board. The proxies will be used at the special meeting (the “Meeting”) of shareholders of Martin Currie Emerging Markets Fund (the “Fund”), a series of the Trust, to be held at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018 at 10:00 a.m. Eastern Time, on March 8, 2019. This Proxy Statement and attached materials are being mailed on or about January 7, 2019 or as soon as practicable thereafter.

The purpose of the Meeting is for shareholders to consider and vote on the Proposal listed below and as more fully described herein:

PROPOSAL 1:	To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund (the “Proposal”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Proxy Card for shareholders to vote their shares of the Fund at the Meeting. The Board has set November 15, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are available on the Internet at www.leggmason.com/mutualfundsliterature.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on March 8, 2019: The proxy statement and related materials are available at www.proxyvote.com.

SUMMARY OF PROPOSAL 1

PROPOSAL 1: TO APPROVE A CHANGE IN THE FUND’S CLASSIFICATION FROM A “DIVERSIFIED” FUND TO A “NON-DIVERSIFIED” FUND (THE “PROPOSAL”).

Background and Description of the Proposal:

The Investment Company Act of 1940, as amended (the “1940 Act”) requires every mutual fund to be classified as either a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund.

A diversified fund is limited as to the amount it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

The Fund currently is classified as a diversified fund. Shareholders are being asked to approve a change in the Fund’s classification from a diversified fund to a non-diversified fund, as defined under the 1940 Act. Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and Martin Currie Inc. (“Martin Currie”), the Fund’s subadviser, believe that changing the Fund’s classification to non-diversified will benefit the Fund by giving it the flexibility to hold larger positions in certain companies. Martin Currie believes that this change will better allow the Fund to take more meaningful positions in securities that are its top investment choices.

To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if Martin Currie had invested Fund assets in a larger number of issuers. Martin Currie will use this increased investment flexibility to take larger positions in the securities of fewer issuers when it believes that doing so could benefit the Fund.

Martin Currie does not expect the proposed change in the classification of the Fund to substantially affect the manner in which the Fund’s investment program is conducted at this time. Other than the change in the Fund’s classification from diversified to non-diversified, LMPFA and Martin Currie do not propose or anticipate any material change in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

In addition, the Fund is (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended (the “Tax Code”). These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, Martin Currie has no current intention of investing in the securities of any single issuer beyond the Tax Code limits. Like the 1940 Act limits, the Tax Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect that the fundamental investment limitation requiring diversification no longer applies to the Fund. If shareholders of the Fund do not approve the Proposal, the Fund will continue to be subject to the fundamental policy requiring diversification and will continue to operate as a “diversified” fund.

Shareholder Approval

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

The Board met on November 1-2, 2018 to discuss the Proposal and voted unanimously to approve the Proposal. In determining to recommend approval of the Proposal, the Board considered, among other factors, Martin Currie’s statement that Martin Currie believes the Fund would benefit from changing its classification to a non-diversified fund because it would allow the Fund greater flexibility to hold larger positions in certain companies that Martin Currie recommends. The Board considered that a fund that invests a larger percentage of its assets in a smaller number of issuers could be more susceptible to negative events affecting those issuers, and in that regard, considered Martin Currie’s representation that it believes that the potential benefits of investing more of the Fund’s assets in particular issuers justify the risks of following a non-diversified strategy. Additionally, the Board considered Martin Currie’s representation that the Fund would continue to hold the same range of number of stocks, that Martin Currie did not believe that the change would substantially affect the overall risk profile of the Fund, and that the costs associated with seeking shareholder approval of the Proposal would not be borne by the shareholders.

The Board unanimously recommends that you vote “FOR” the Proposal.

VOTING INFORMATION

General

The Trust is a Maryland statutory trust organized on October 7, 2009. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust. The Fund is a series of the Trust and is registered with the U.S. Securities and Exchange Commission under the 1940 Act as an open-end management investment company.

Solicitation of Votes

This Proxy Statement is furnished in connection with a solicitation of proxies by the Fund’s Board to be exercised at the Meeting. This Proxy Statement, along with the Notice of Meeting and a Proxy Card, are first being mailed to shareholders of the Fund on or about January 7, 2019 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed Proxy Card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the Proxy Card in accordance with the instructions marked thereon. Proxy Cards that are properly signed but have not been marked with voting instructions will be voted “FOR” approval of the Proposal and in the discretion of the designated proxy holders on any other matter that properly comes before the Meeting. Proxy Cards that are unsigned, or that are marked with unclear or conflicting voting instructions, will not be voted and will be resent to shareholders to be properly completed, signed and dated and returned in time to be voted at the Meeting. Please see page iii of this Proxy Statement for instructions on how to sign your Proxy Card.

The costs of the solicitation will be borne by LMPFA or its affiliates and not by the Fund. These costs include the cost of preparing, printing and mailing the Proxy Statement, Proxy Cards and other proxy materials and tabulating the votes. It is estimated that the total costs and expenses of the solicitation, to be borne by LMPFA or its affiliates, will be approximately $14,000. LMPFA or its affiliates will also bear the legal expenses incurred in connection with the preparation of this Proxy Statement.

Votes are being solicited by mail. Additional solicitation may be made by letter or telephone by officers or employees of LMPFA or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Fund to obtain authorization for the execution of proxies. LMPFA or its affiliates will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. LMPFA, on behalf of the Fund, has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. The services to be provided by Broadridge include printing and mailing proxy materials, proxy consulting, project management, telephone and internet processing, tabulation and vote reporting services. It is anticipated that Broadridge will be paid approximately $11,000, which is included in the amount above, for such solicitation services, to be borne by LMPFA or its affiliates as described above. Broadridge may solicit proxies personally and by mail, telephone or the Internet.

Submission of Voting Instructions

Shareholders have three options for submitting voting instructions:

1.

Internet—the enclosed Proxy Card includes directions for shareholders to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s Proxy Card. Shareholders who cast their votes via the Internet do not need to mail their Proxy Card.

2.

Telephone—the enclosed Proxy Card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s Proxy Card. Shareholders who cast their votes over the telephone do not need to mail their Proxy Card.

3.

Mail—shareholders also may cast their votes by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Trust encourages shareholders of the Fund to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted. A shareholder may revoke a proxy at any time prior to its exercise at the Meeting by (1) submitting to the Fund a subsequently executed proxy, (2) delivering to the Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Broker/dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Proposal before the Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker/dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker/dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to approval of the Proposal. A signed Proxy Card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposal will be deemed an instruction to vote such shares in favor of the Proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed Proxy Card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Proposal will be deemed an instruction to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares for which it has not received voting instructions from a customer in the same proportion as other shareholders with similar accounts have submitted voting instructions to the service agent. This practice is commonly referred to as “echo voting.” Shareholders should consult their service agent for more information.

If you beneficially own shares that are held in “street name” through a broker/dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker/dealer or service agent specific instructions as to how you want your shares to be voted.

Photographic identification will be required for admission to the Meeting.

Shares Outstanding

Only shareholders of record of the Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. As of the close of business on the Record Date, the Fund had the number of shares outstanding as set forth in Exhibit A.

Quorum

The holders of outstanding shares of the Fund entitled to vote and present in person or by proxy representing 30% of the voting power of the Fund shall constitute a quorum at the Meeting.

Required Vote

The affirmative vote of a majority of the outstanding voting securities of the Fund is required to approve the Proposal, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for the Fund for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Proposal. As a result, shareholders are urged to sign and date their Proxy Card and forward their voting instructions promptly.

Adjournments and Postponements

In the event that a quorum for the Fund is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, the chair of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chair, the shareholders of the Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof, was mailed or sent.

The Meeting may be postponed prior to the Meeting. If the Meeting is postponed, the Fund will give notice of the postponement to shareholders.

OTHER INFORMATION

Shareholder Reports

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Householding

Please note that only one Annual or Semi-Annual Report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an Annual or Semi-Annual Report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Ownership of Shares

Information as to shareholders that owned or held of record 5% or more of the outstanding shares of a class of the Fund as of November 15, 2018 is set forth in Exhibit B.

Service Providers

A list of service providers to the Fund is set forth in Exhibit C.

Other Business

LMPFA, the Trust and the Fund know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Fund.

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 620 Eighth Avenue, New York, New York 10018, in accordance with the time periods set forth for advance notice in the bylaws applicable to the Fund or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

By order of the Board,

Robert I. Frenkel

Secretary

Legg Mason Global Asset Management Trust

January 7, 2019

EXHIBIT A

SHARES OUTSTANDING

As of the Record Date, the following number of shares of the Fund were outstanding and entitled to vote:

Class	Shares Outstanding on Record Date
Class A	4,330
Class C	3,987
Class FI	32,634
Class I	346,565
Class IS	11,693,589

Total	12,081,105

Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

A-1

EXHIBIT B

OWNERSHIP OF SHARES

To the knowledge of the Fund, as of November 15, 2018, the following shareholders owned or held of record 5% or more of the outstanding shares of the following classes of the Fund:

Class	Name and Address	Number of Shares Owned	Percent of Ownership (%)
A	LEGG MASON INC ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10 BALTIMORE MD 21202-4673	3,987	92.09
A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	342	7.91
C	LEGG MASON INC ATTN ELIZABETH WHITEHURST 100 INTERNATIONAL DR FL 10 BALTIMORE MD 21202-4673	3,987	100.00
FI	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	13,322	40.82
FI	VANGUARD BROKERAGE SERVICES P. O. BOX 1170 VALLEY FORGE PA 19482-1170	7,446	22.82
FI	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6,417	19.66
FI	LEGG MASON FUNDING LIMITED WALKER HOUSE ELIZABETH WHITEHURST PO BOX 908GT GRAND CAYMAN CAYMAN ISLANDS	2,487	7.62
I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	259,630	74.92
I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	57,533	16.60
IS	QS GROWTH FUND* 620 8TH AVENUE 49TH FL NEW YORK NY 10018-1550	5,425,105	46.39
IS	QS MODERATE GROWTH FUND* 620 8TH AVENUE 49TH FL NEW YORK NY 10018-1550	2,728,755	23.34

B-1

Class	Name and Address	Number of Shares Owned	Percent of Ownership (%)
IS	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1,236,655.097	10.58
IS	QS CONSERVATIVE GROWTH FUND* 620 8TH AVENUE 49TH FL NEW YORK NY 10018-1550	1,013,669.315	8.67
IS	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	915,992.189	7.83

*	The QS Asset Allocation Funds are also advised by LMPFA. LMPFA intends to vote shares held by the QS Asset Allocation Funds in the same proportion as the vote of other shareholders.

The Trustees and officers of the Trust, and members of their families as a group, beneficially owned less than 1% of the outstanding shares of the Fund as of November 15, 2018.

B-2

EXHIBIT C

SERVICE PROVIDERS

Investment Manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, NY 10018, provides administrative and certain oversight services to the Fund.

Subadviser: Martin Currie Inc. (“Martin Currie”) provides the day-to-day portfolio management of the Fund, except for the management of a portion of the Fund’s cash and short-term instruments. Martin Currie has offices at 620 Eighth Avenue, 49th Floor, New York, NY 10018.

Distributor: Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, MD 21202, serves as the sole and exclusive distributor of the Fund.

Custodian: The Bank of New York Mellon (“BNY Mellon”), located at 225 Liberty Street, New York, NY 10286, serves as the Fund’s custodian.

Transfer Agent: BNY Mellon Investment Servicing (US) Inc., located at 4400 Computer Drive, Westborough, MA 01581, serves as the Fund’s transfer agent.

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PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet Available 24 hours a day, 7 days a week
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone Available 24 hours a day, 7 days a week
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the postage-paid envelope provided.

Vote in Person

Attend Special Meeting of Shareholders
Legg Mason Global Asset Management
620 Eighth Avenue,
New York, NY 10018
on March 8, 2019

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E53280-S77801                                        KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR INTERNET

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the meeting.

The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.	For	Against	Abstain

1. To approve a change in the Fund’s classification from a “diversified” fund to a “non-diversified” fund.	☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on March 8, 2019.

The Proxy Statement for this meeting is available at: www.proxyvote.com.

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E53281-S77801

PROXY	LEGG MASON GLOBAL ASSET MANAGEMENT TRUST MARTIN CURRIE EMERGING MARKETS FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 8, 2019	PROXY

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Martin Currie Emerging Markets Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia, Rosemary D. Emmens, Harris C. Goldblat, Barbara Allen, Susan Lively and Angela N. Velez, attorneys and proxies for the undersigned, each with full powers of substitution, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on March 8, 2019, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 7, 2019 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposal.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Inbound Call Solicitation Script

Legg Mason

Martin Currie Emerging Markets Fund

Meeting Date: March 8, 2019

Toll Free Number: 855-723-7819

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Martin Currie Emerging Markets Fund. My name is <Agent Name>. How may I assist you today?

Voting:

Your board has recommended a vote IN FAVOR of the proposal. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 855-723-7819.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the Board for all your accounts?

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If they don’t want proposal reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-723-7819.

If Not Interested in Voting:

Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal…

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal…

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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